The Alger Funds

360 Park Avenue South

New York, New York 10010

February 3, 2021

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	The Alger Funds (File Nos. 033-04959 and 811-01355)

Ladies and Gentlemen:

On behalf of The Alger Funds (the “Trust”) and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement to the Prospectus of Alger 35 Fund, a series of the Trust (the “Fund”), as filed pursuant to Rule 497(e) on December 18, 2020 (the “497 Filing”). The purpose of this filing is to submit the 497 Filing in XBRL for the Fund.

Any questions or comments on the 497 Filing should be directed to the undersigned at (212) 806-8806.

Very truly yours,

/s/ Mia G. Pillinger
Mia G. Pillinger

cc: Tina Payne, Esq.